John Hancock Funds II

Supplement dated February 16, 2016 to the current Class NAV prospectus (the “prospectus”), as may be supplemented

Health Sciences Fund (the “fund”)

Effective April 1, 2016, Ziad Bakri will join Taymour Tamaddon as a co-portfolio manager of the fund. Mr. Bakri and Mr. Tamaddon will be jointly and primarily responsible for the day-to-day management of the fund’s portfolio until July 1, 2016, when Mr. Tamaddon will no longer serve as a portfolio manager of the fund. Accordingly, all references to Mr. Tamaddon as a portfolio manager of the fund will be removed from the prospectus effective July 1, 2016. Mr. Bakri will continue to serve as the portfolio manager of the fund and will be solely responsible for the day-to-day management of the fund’s portfolio.

Accordingly, the following supplements the portfolio manager information in the “Fund summary” section of the prospectus under the heading “Portfolio management”:

Ziad Bakri

Co-Portfolio Manager

Managed the fund since 2016

The following information supplements and supersedes the portfolio manager information in the “Subadvisory arrangements and management biographies” section of the prospectus under the heading T. Rowe Price Associates, Inc. (“T. Rowe Price”) with respect to the fund.

Fund	Portfolio Managers

Health Sciences Fund	Taymour Tamaddon, CFA and Ziad Bakri

▪	Ziad Bakri. Co-Porfolio Manager; managed the fund since 2016, joined T. Rowe Price in 2011.
▪	Taymour Tamaddon, CFA. Lead Portfolio Manager; managed the fund since 2013, joined T. Rowe Price in 2004.

You should read this supplement in conjunction with the prospectus and retain it for future reference.